UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

Date of Report (Date of earliest event reported): August 18, 2017

Synthesis Energy Systems, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33522	20-2110031
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Three Riverway, Suite 300
Houston, Texas	77056
(Address of principal executive offices)	(Zip Code)

(713) 579-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14-2(b))

[  ]       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CRF 240.133-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

Restructuring Agreement with THVOW and ICCDI

On August 18, 2017, SES Asia Technologies Limited, an indirect subsidiary of Synthesis Energy Systems, Inc. (“SES”), entered into a Restructuring Agreement (the “Restructuring Agreement”) with Suzhou THVOW Technology Co., Ltd. (“THVOW”), formerly known as Zhangjiagang Chemical Machinery, and Innovative Coal Chemical Design Institute (Shanghai) Co., Ltd. (“ICCDI”), with respect to their joint venture Jiangsu Tianwo-SES Clean Energy Technologies Co., Ltd. (“Tianwo-SES”). Pursuant to the Restructuring Agreement, SES will transfer a 10.0% ownership interest in Tianwo-SES to ICCDI in exchange for RMB 11,150,000 (approximately USD $1.7 million). As a result of the transaction, SES will own 25% of Tianwo-SES. The transaction will be effective upon receipt of the funds by SES. In addition, for 26 months after the effective date, SES has a right of first offer on any ownership interest in Tianwo-SES that either THVOW and ICCDI desires to sell to a third party, provided that SES shall not exceed 50% ownership of Tianwo-SES.

In connection with entering into the Restructuring Agreement, on August 18, 2017, but effective upon effectiveness of the Restructuring Agreement, SES entered into a Share Transfer Agreement with ICCDI respecting the ownership transfer contemplated by the Restructuring Agreement.

Joint Venture Contract

On August 18, 2017, but effective upon effectiveness of the Restructuring Agreement, in connection with entering into the Restructuring Agreement, SES, THVOW and ICCDI entered into an amended Joint Venture Contract (the “JV Contract”) respecting Tianwo-SES. The JV Contract replaces in its entirety the prior joint venture contract between SES and THVOW dated February 14, 2014 as described in the Current Report on Form 8-K filed by SES on February 14, 2014 (the “2014 8-K”). The primary purpose of the JV Contract was to add ICCDI as a party. Except as noted below, the material terms of the JV Contract remain unchanged from what was described in the 2014 8-K.

In addition to the ownership changes described above, Tianwo-SES will now be managed by a board of directors (the “Board”) consisting of eight directors, four appointed by THVOW, two appointed by ICCDI and two appointed by SES. Certain acts as described in the JV Contract require the unanimous approval of the Board. If the Board becomes deadlocked on any issue, it will be resolved through binding arbitration in Shanghai. Each of THVOW and SES also now has the right to appoint a supervisor, which will supervise the management of Tianwo-SES, including through (i) inspecting accounting records, vouchers, books and statements of Tianwo-SES; (ii) supervising the actions of directors and management; and (iii) attending meetings of the Board to raise questions or suggestions regarding matters to be resolved by the Board. The general manager, which will serve as the principal executive of the Joint Venture, will now be appointed by ICCDI. Certain other members of management will now be appointed by both SES and THVOW.

Technology Usage and Contribution Agreement

On August 18, 2017, but effective upon effectiveness of the Restructuring Agreement, in connection with entering into the Restructuring Agreement, SES, THVOW and ICCDI entered into an amended Technology Usage and Contribution Agreement (the “TUCA”) respecting Tianwo-SES. The TUCA replaces in its entirety the prior technology usage and contribution agreement between SES and THVOW dated February 14, 2014 as described in the 2014 8-K. The material terms of the TUCA remain unchanged from what was described in the 2014 8-K.

The foregoing descriptions are qualified in its entirety by reference to the full text of the Restructuring Agreement, the Share Transfer Agreement, the JV Contract and the TUCA which are filed with this Current Report on Form 8-K as Exhibit 10.1, Exhibit 10.2, Exhibit 10.3 and Exhibit 10.4, respectively.

Item 9.01	Financial Statements and Exhibits.

Exhibits

*10.1       Restructuring Agreement dated August 18, 2017 among SES Asia Technologies Limited, Suzhou THVOW Technology Co., Ltd., and Innovative Coal Chemical Design Institute – English translation from Chinese document.

*10.2       Share Transfer Agreement dated August 18, 2017 between SES Asia Technologies Limited and Innovative Coal Chemical Design Institute – English translation from Chinese document.

*10.3       Joint Venture Contract among Suzhou THVOW Technology Co., Ltd., Innovative Coal Chemical Design Institute and SES Asia Technologies, Ltd., dated August 18, 2017 – English translation from Chinese document. ++

*10.4       Technology Usage and Contribution Agreement among Jiangsu Tianwo-SES Clean Energy Technologies Co., Ltd., Suzhou THVOW Technology Co., Ltd., Innovative Coal Chemical Design Institute and SES Asia Technologies, Ltd., dated August 18, 2017 – English translation from Chinese document. ++

* Filed herewith.

++ Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission and this exhibit has been filed separately with the Securities and Exchange Commission in connection with such request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Synthesis Energy Systems, Inc.

Dated: August 24, 2017	/s/ Delome Fair
Delome Fair
President and Chief Executive Officer

Exhibit Index

*10.1       Restructuring Agreement dated August 18, 2017 among SES Asia Technologies Limited, Suzhou THVOW Technology Co., Ltd., and Innovative Coal Chemical Design Institute – English translation from Chinese document.

*10.2       Share Transfer Agreement dated August 18, 2017 between SES Asia Technologies Limited and Innovative Coal Chemical Design Institute – English translation from Chinese document.

*10.3       Joint Venture Contract among Suzhou THVOW Technology Co., Ltd., Innovative Coal Chemical Design Institute and SES Asia Technologies, Ltd., dated August 18, 2017 – English translation from Chinese document. ++

*10.4       Technology Usage and Contribution Agreement among Jiangsu Tianwo-SES Clean Energy Technologies Co., Ltd., Suzhou THVOW Technology Co., Ltd., Innovative Coal Chemical Design Institute and SES Asia Technologies, Ltd., dated August 18, 2017 – English translation from Chinese document. ++

* Filed herewith.

++ Portions of this exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission and this exhibit has been filed separately with the Securities and Exchange Commission in connection with such request.